UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2014
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UCP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	1-36001 (Commission File Number)	90-0978085 (I.R.S. Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California (Address of principal executive offices)	95113 (Zip code)

(408) 207-9499
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.02    Results of Operations and Financial Condition

UCP, Inc. issued a press release on May 9, 2014 announcing its financial results for the three and nine months ended September 30, 2013.  The press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to UCP, Inc., except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release of UCP, Inc. dated May 9, 2014 (financial results for the three months ended March 31, 2014).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 9, 2014
UCP, Inc.

By:	/s/ William J. La Herran
Name:    William J. La Herran

Title:	Chief Financial Officer
and Treasurer